UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               March 6, 2017

Trans-Pacific Aerospace Company, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	000-55581	36-4613360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2975 Huntington Drive, Suite 107, San Marino, CA	91108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 796-7804

________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On March 8, 2017, we issued 19 shares of our Series C Preferred Stock to three investors upon conversion of $9,500 in convertible notes previously issued to them. By their terms, the notes were to automatically convert into shares of our Series C Preferred Stock at a price of $500 per share upon the effective date our reincorporation as a Wyoming corporation, which became effective on January 27, 2017. We did not receive any proceeds upon the issuance of these shares. The issuances were exempt in reliance upon the exemption provided by Rule 3(a)(9) and/or Section 4(a)(2) of the Securities Act.

Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s Articles of Incorporation authorizes the Company to issue 5,000,000 shares of preferred stock, $0.001 par value per share, issuable from time to time in or more series (“Preferred Stock”). On March 6, 2017, the Company filed with the Wyoming Secretary of State Articles of Amendment to its Articles of Incorporation pursuant to which it established and designated 100,000 shares of Series C Preferred Stock (the “Series C Preferred”)

The Series C Preferred have a stated value of $500 per share. Holders of the Series C Preferred will not receive any preferential dividend or liquidation rights or any conversion rights. However, on or after the six-month anniversary after the issuance date for any share of Series C Preferred (an “Issuance Date”), each holder of Series C Preferred has the option to redeem the Series C Preferred at the Redemption Price which is (i) 125% of the Stated Value for the period beginning on the 6-month anniversary of the Issuance Date and ending 1-day prior to the 12-month anniversary of the Issuance Date; (ii) 150% of the Stated Value for the period beginning on the 12-month anniversary of the Issuance Date and ending 1-day prior to the 18-month anniversary of the Issuance Date and (iii) 200% of the Stated Value for the period beginning on the 18-month anniversary of the Issuance Date and any date thereafter.

The foregoing summary of the terms of the Series C Preferred is not complete and is qualified in its entirety by reference to the Articles of Amendment establishing and designating the Series C Preferred, a copy of which was filed as Exhibit 3.1 to Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit
Number	Description

3.1	Articles of Amendment (Series C Preferred Stock)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANS-PACIFIC AEROSPACE COMPANY, INC.

(Registrant)

Date: March 9, 2017	By: /s/ William Reed McKay
William Reed McKay
President and Chief Executive Officer

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